Exhibit 99.1

ANNEX A

THE TRUST STUDENT LOAN POOL

The trust student loans owned by the trust were originally selected from a portfolio of consolidation student loans owned by Student Loan Marketing Association by employing several criteria, including requirements that each trust student loan as of the original cutoff date:

•
was guaranteed as to principal and interest by a guaranty agency under a guarantee agreement and the guaranty agency was, in turn, reinsured by the Department of Education in accordance with the FFELP;

•	contained terms in accordance with those required by the FFELP, the guarantee agreements and other applicable requirements;

•	was more than 120 days past the final disbursement;

•	was not more than 210 days past due;

•	did not have a borrower who was noted in the related records of the servicer as being currently involved in a bankruptcy proceeding; and

•	had special allowance payments, if any, based on the three-month commercial paper rate or the 91-day Treasury bill rate.

No trust student loan as of the original cutoff date was subject to the depositor’s or the Student Loan Marketing Association’s prior obligation to sell that loan to a third party. The Student Loan Marketing Association was dissolved on December 31, 2004 and all of its obligations were assumed by its affiliate, Navient Credit Finance Corporation.

Unless otherwise specified, all information with respect to the trust student loans is presented as of October 31, 2024, which is the statistical disclosure date.

The following tables provide a description of specified characteristics of the trust student loans as of the statistical disclosure date.  The aggregate outstanding principal balance of the loans in each of the following tables includes the principal balance due from borrowers, plus accrued interest of $2,889,590 to be capitalized as of the statistical disclosure date.  Percentages and dollar amounts in any table may not total 100% or whole dollars due to rounding.  The following tables also contain information concerning the total number of loans and total number of borrowers in the portfolio of trust student loans.  For ease of administration, the servicer separates a consolidation loan on its system into two separate loan segments representing subsidized and unsubsidized segments of the same loan.  The following tables reflect those loan segments within the number of loans.  In addition, 1 borrower has more than one trust student loan.

The distribution by weighted average interest rate applicable to the trust student loans on any date following the statistical disclosure date may vary significantly from that in the following tables as a result of variations in the effective rates of interest applicable to the trust student loans and in rates of principal reduction.  Moreover, the information below about the weighted average remaining term to maturity of the trust student loans as of the statistical disclosure date may vary significantly from the actual term to maturity of any of the trust student loans as a result of prepayments or the granting of deferment and forbearance periods.

The following tables also contain information concerning the total number of loans and the total number of borrowers in the portfolio of trust student loans.

Percentages and dollar amounts in any table may not total 100% of the trust student loan balance, as applicable, due to rounding.

COMPOSITION OF THE TRUST STUDENT LOANS AS OF
THE STATISTICAL DISCLOSURE DATE
Aggregate Outstanding Principal Balance	$196,588,575
Aggregate Outstanding Principal Balance – Treasury Bill	$31,086,092
Percentage of Aggregate Outstanding Principal Balance – Treasury Bill	15.81%
Aggregate Outstanding Principal Balance – 30-day Average SOFR	$165,502,483
Percentage of Aggregate Outstanding Principal Balance – 30-day Average SOFR	84.19%
Number of Borrowers	4,929
Average Outstanding Principal Balance Per Borrower	$39,884
Number of Loans	8,695
Average Outstanding Principal Balance Per Loan – Treasury Bill	$49,500
Average Outstanding Principal Balance Per Loan – 30-day Average SOFR	$20,516
Weighted Average Remaining Term to Scheduled Maturity	188 months
Weighted Average Annual Interest Rate	6.31%

We determined the weighted average remaining term to maturity shown in the table from the statistical disclosure date to the stated maturity date of the applicable trust student loan without giving effect to any deferment or forbearance periods that may be granted in the future.  See Appendix A to the preliminary remarketing memorandum.

The weighted average annual borrower interest rate shown in the table is exclusive of special allowance payments.  The weighted average spread for special allowance payments to the 91-day Treasury bill rate was 3.10% as of the statistical disclosure date.

The weighted average spread for special allowance payments to the three-month commercial paper rate was 2.64% as of the statistical disclosure date.  See “Special Allowance Payments” in Appendix A to the preliminary remarketing memorandum.

For this purpose, the three-month commercial paper rate is the average of the bond equivalent rates of the three-month commercial paper (financial) rates in effect for each of the days in a calendar quarter as reported by the Federal Reserve in Publication H.15 (or its successor) for that calendar quarter.  The 91-day Treasury bill rate is the weighted average per annum discount rate, expressed on a bond equivalent basis and applied on a daily basis, for direct obligations of the United States with a maturity of thirteen weeks, as reported by the United States Department of the Treasury.

DISTRIBUTION OF THE TRUST STUDENT LOANS
BY BORROWER INTEREST RATES AS OF THE STATISTICAL
DISCLOSURE DATE

Interest Rates	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Less than or equal to 3.00%	0	$0	0.0%
3.01% to 3.50%	178	2,036,589	1.0
3.51% to 4.00%	398	6,607,328	3.4
4.01% to 4.50%	1,589	20,730,938	10.5
4.51% to 5.00%	2,477	43,568,324	22.2
5.01% to 5.50%	468	9,541,830	4.9
5.51% to 6.00%	382	8,115,224	4.1
6.01% to 6.50%	586	12,349,748	6.3
6.51% to 7.00%	1,067	26,186,707	13.3
7.01% to 7.50%	241	6,518,969	3.3
7.51% to 8.00%	500	20,915,227	10.6
8.01% to 8.50%	613	26,755,379	13.6
Equal to or greater than 8.51%	196	13,262,313	6.7

Total	8,695	$196,588,575	100.0%

We determined the interest rates shown in the table above using the interest rates applicable to the trust student loans as of the statistical disclosure date.  Because trust student loans with different interest rates are likely to be repaid at different rates, this information is not likely to remain applicable to the trust student loans after the statistical disclosure date.  See Appendix A to the preliminary remarketing memorandum and “The Student Loan Pools–Sallie Mae’s Student Loan Financing Business” in the original prospectus.

DISTRIBUTION OF THE TRUST STUDENT LOANS BY
OUTSTANDING PRINCIPAL BALANCE PER BORROWER
AS OF THE STATISTICAL DISCLOSURE DATE

Range of Outstanding Principal Balance	Number of Borrowers	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Less than $5,000.00	682	$1,759,792	0.9%
$5,000.00-$ 9,999.99	655	4,804,899	2.4
$10,000.00-$14,999.99	501	6,262,571	3.2
$15,000.00-$19,999.99	439	7,632,215	3.9
$20,000.00-$24,999.99	361	8,106,720	4.1
$25,000.00-$29,999.99	330	9,085,457	4.6
$30,000.00-$34,999.99	266	8,564,076	4.4
$35,000.00-$39,999.99	207	7,739,043	3.9
$40,000.00-$44,999.99	164	6,951,884	3.5
$45,000.00-$49,999.99	166	7,858,826	4.0
$50,000.00-$54,999.99	138	7,235,412	3.7
$55,000.00-$59,999.99	110	6,297,041	3.2
$60,000.00-$64,999.99	74	4,616,187	2.3
$65,000.00-$69,999.99	87	5,860,156	3.0
$70,000.00-$74,999.99	81	5,849,721	3.0
$75,000.00-$79,999.99	65	5,021,625	2.6
$80,000.00-$84,999.99	46	3,801,338	1.9
$85,000.00-$89,999.99	49	4,272,135	2.2
$90,000.00-$94,999.99	33	3,052,227	1.6
$95,000.00-$99,999.99	38	3,714,361	1.9
$100,000.00 and above	437	78,102,889	39.7

Total	4,929	$196,588,575	100.0%

 DISTRIBUTION OF THE TRUST STUDENT LOANS
BY DELINQUENCY STATUS AS OF THE
STATISTICAL DISCLOSURE DATE
Number of Days Delinquent	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
0-30 days	8,229	$180,319,131	91.7%
31-60 days	156	3,977,322	2.0
61-90 days	100	5,530,008	2.8
91-120 days	57	1,640,630	0.8
121-150 days	42	1,694,401	0.9
151-180 days	26	885,567	0.5
181-210 days	12	317,389	0.2
Greater than 210 days	73	2,224,128	1.1

Total	8,695	$196,588,575	100.0%

DISTRIBUTION OF THE TRUST STUDENT LOANS
BY REMAINING TERM TO SCHEDULED MATURITY
AS OF THE STATISTICAL DISCLOSURE DATE
Number of Months Remaining to Scheduled Maturity	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
0 to 3	49	$15,154	*
4 to12	228	291,990	0.1%
13 to 24	283	864,095	0.4
25 to 36	863	2,983,111	1.5
37 to 48	600	3,389,144	1.7
49 to 60	439	3,738,778	1.9
61 to 72	416	4,480,606	2.3
73 to 84	338	4,451,361	2.3
85 to 96	1,057	12,775,255	6.5
97 to 108	635	9,552,634	4.9
109 to 120	463	9,611,326	4.9
121 to 132	482	11,656,743	5.9
133 to 144	407	11,462,826	5.8
145 to 156	326	10,715,559	5.5
157 to 168	315	10,300,284	5.2
169 to 180	250	9,661,096	4.9
181 to 192	197	7,418,521	3.8
193 to 204	160	6,775,783	3.4
205 to 216	152	6,254,407	3.2
217 to 228	130	6,165,847	3.1
229 to 240	96	4,603,602	2.3
241 to 252	75	4,428,339	2.3
253 to 264	80	3,685,399	1.9
265 to 276	51	3,002,917	1.5
277 to 288	57	3,740,708	1.9
289 to 300	114	7,375,191	3.8
301 to 312	335	24,876,036	12.7
313 to 324	28	3,937,396	2.0
325 to 336	12	1,273,359	0.6
337 to 348	5	505,479	0.3
349 to 360	30	3,328,532	1.7
361 and above	22	3,267,096	1.7

Total	8,695	$196,588,575	100.0%

*     Represents a percentage greater than 0% but less than 0.05%.

We have determined the number of months remaining to scheduled maturity shown in the table from the statistical disclosure date to the stated maturity date of the applicable trust student loan without giving effect to any deferment or forbearance periods that may be granted in the future.  See Appendix A to the preliminary remarketing memorandum and “The Student Loan Pools –Sallie Mae’s Student Loan Financing Business” in the original prospectus.

DISTRIBUTION OF THE TRUST STUDENT LOANS
BY CURRENT BORROWER PAYMENT STATUS
AS OF THE STATISTICAL DISCLOSURE DATE
Current Borrower Payment Status	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Deferment	172	$6,176,974	3.1%
Forbearance	816	31,653,822	16.1
Repayment
First year in repayment	43	3,385,405	1.7
Second year in repayment	30	2,289,705	1.2
Third year in repayment	45	3,427,147	1.7
More than 3 years in repayment	7,589	149,655,521	76.1

Total	8,695	$196,588,575	100.0%

(1)   Of the trust student loans in forbearance status, approximately 155 loans with an aggregate outstanding principal balance of $4,963,950, representing 2.53% of the pool by principal, are in the Coronavirus Disaster Forbearance Program.

Current borrower payment status refers to the status of the borrower of each trust student loan as of the statistical disclosure date.  The borrower:

•	may have temporarily ceased repaying the loan through a deferment or a forbearance period (this category includes the Coronavirus Disaster Forbearance Program); or

•	may be currently required to repay the loan – repayment.

See Appendix A to the preliminary remarketing memorandum and “The Student Loan Pools–Sallie Mae’s Student Loan Financing Business” in the original prospectus.

The weighted average number of months in repayment for all trust student loans currently in repayment is approximately 166.4 calculated as the term to maturity at the commencement of repayment less the number of months remaining to scheduled maturity as of the statistical disclosure date.

SCHEDULED WEIGHTED AVERAGE REMAINING MONTHS IN
STATUS OF THE TRUST STUDENT LOANS BY
CURRENT BORROWER PAYMENT STATUS AS OF THE
STATISTICAL DISCLOSURE DATE
	Scheduled Months in Status Remaining
Current Borrower Payment Status	Deferment	Forbearance	Repayment
Deferment	18.6	-	225.8
Forbearance	-	13.3	218.3
Repayment	-	-	176.9

We have determined the scheduled weighted average remaining months in status shown in the previous table without giving effect to any deferment or forbearance periods that may be granted in the future.  Of the $6,176,974 aggregate outstanding principal balance of the trust student loans in deferment as of the statistical disclosure date, $3,593,854 or approximately 58.2% of such loans are to borrowers who had not graduated as of that date.  We expect that a significant portion of these loans could qualify for additional deferments or forbearances at the end of their current deferment periods as the related borrowers continue their education beyond their current degree programs.  As a result, the overall duration of any applicable deferment and forbearance periods as well as the likelihood of future deferment and forbearance periods within this pool of trust student loans is likely to be higher than in other pools of student loans without similar numbers of in-school consolidation loans.  See Appendix A to the original prospectus.

GEOGRAPHIC DISTRIBUTION OF THE TRUST STUDENT LOANS
AS OF THE STATISTICAL DISCLOSURE DATE
State	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Alabama	67	$1,371,452	0.7%
Alaska	5	111,718	0.1
Arizona	177	4,449,867	2.3
Arkansas	49	1,533,621	0.8
California	1,010	23,008,846	11.7
Colorado	148	2,668,754	1.4
Connecticut	136	3,145,158	1.6
Delaware	14	697,340	0.4
District of Columbia	30	448,459	0.2
Florida	634	16,926,540	8.6
Georgia	344	8,114,235	4.1
Hawaii	22	363,128	0.2
Idaho	29	483,108	0.2
Illinois	348	6,489,833	3.3
Indiana	124	1,785,923	0.9
Iowa	41	1,134,297	0.6
Kansas	118	2,885,997	1.5
Kentucky	49	859,199	0.4
Louisiana	277	6,298,396	3.2
Maine	38	940,189	0.5
Maryland	242	5,965,215	3.0
Massachusetts	231	3,756,518	1.9
Michigan	224	6,504,939	3.3
Minnesota	134	2,545,569	1.3
Mississippi	101	2,945,268	1.5
Missouri	219	4,659,716	2.4
Montana	11	400,348	0.2
Nebraska	14	393,601	0.2
Nevada	86	2,506,822	1.3
New Hampshire	45	975,109	0.5
New Jersey	217	4,894,528	2.5
New Mexico	23	505,888	0.3
New York	560	12,156,196	6.2
North Carolina	245	5,328,970	2.7
North Dakota	2	5,357	*
Ohio	41	1,218,388	0.6
Oklahoma	210	5,206,515	2.6
Oregon	142	3,469,591	1.8
Pennsylvania	227	4,431,077	2.3
Rhode Island	17	173,952	0.1
South Carolina	120	2,948,037	1.5
South Dakota	9	46,267	*
Tennessee	167	4,040,765	2.1
Texas	955	20,137,915	10.2
Utah	27	691,738	0.4
Vermont	13	145,038	0.1
Virginia	254	4,662,871	2.4
Washington	257	5,302,190	2.7
West Virginia	28	634,346	0.3
Wisconsin	101	3,826,246	1.9
Wyoming	9	101,763	0.1
Other	104	2,291,775	1.2

Total	8,695	$196,588,575	100.0%

* Represents a percentage greater than 0% but less than 0.05%.

We have based the geographic distribution shown in the table on the billing addresses of the borrowers of the trust student loans shown on the servicer’s records as of the statistical disclosure date.

Each of the trust student loans provides or will provide for the amortization of its outstanding principal balance over a series of regular payments.  Except as described below, each regular payment consists of an installment of interest which is calculated on the basis of the outstanding principal balance of the trust student loan.  The amount received is applied first to interest accrued to the date of payment and the balance of the payment, if any, is applied to reduce the unpaid principal balance.  Accordingly, if a borrower pays a regular installment before its scheduled due date, the portion of the payment allocable to interest for the period since the preceding payment was made will be less than it would have been had the payment been made as scheduled, and the portion of the payment applied to reduce the unpaid principal balance will be correspondingly greater.  Conversely, if a borrower pays a monthly installment after its scheduled due date, the portion of the payment allocable to interest for the period since the preceding payment was made will be greater than it would have been had the payment been made as scheduled, and the portion of the payment applied to reduce the unpaid principal balance will be correspondingly less.

In either case, subject to any applicable deferment periods or forbearance periods, and except as provided below, the borrower pays a regular installment until the final scheduled payment date, at which time the amount of the final installment is increased or decreased as necessary to repay the then outstanding principal balance of that trust student loan.

The servicer makes available to borrowers of student loans it holds (including the trust student loans) payment terms that may result in the lengthening of the remaining term of the student loans.  For example, not all of the loans sold to the trust provide for level payments throughout the repayment term of the loans.  Some student loans provide for interest only payments to be made for a designated portion of the term of the loans, with amortization of the principal of the loans occurring only when payments increase in the latter stage of the term of the loans.  Other loans provide for a graduated phase in of the amortization of principal with a greater portion of principal amortization being required in the latter stages than would be the case if amortization were on a level payment basis.  The servicer also offers an income-sensitive repayment plan, under which repayments are based on the borrower’s income.  Under that plan, ultimate repayment may be delayed up to five years.  Borrowers under trust student loans will continue to be eligible for the graduated payment and income-sensitive repayment plans.  These programs are applicable to the trust student loans and may be offered by the servicer to related borrowers at its discretion.

The following table provides certain information about trust student loans subject to the repayment terms described in the preceding paragraphs.

DISTRIBUTION OF THE TRUST STUDENT LOANS BY REPAYMENT
TERMS AS OF THE STATISTICAL DISCLOSURE DATE
Loan Repayment Terms	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Level Repayment	4,111	$71,442,005	36.3%
Other Repayment Options(1)	3,207	67,700,434	34.4
Income-driven Repayment(2)	1,377	57,446,136	29.2
Total	8,695	$196,588,575	100.0%

(1)  Includes, among others, graduated repayment and interest-only period loans.
(2) Includes income sensitive and income based repayment.

With respect to interest-only loans, as of the statistical disclosure date, there are 79 loans with an aggregate outstanding principal balance of $5,329,405 currently in an interest-only period.  These interest-only loans represent approximately 2.7% of the aggregate outstanding principal balance of the trust student loans.  Interest-only periods range up to 48 months in overall length.

The servicer may in the future offer repayment terms similar to those described above to borrowers of trust student loans who are not entitled to these repayment terms as of the statistical disclosure date.  If repayment terms are offered to and accepted by those borrowers, the weighted average life of the securities could be lengthened.

DISTRIBUTION OF THE TRUST STUDENT LOANS BY LOAN
TYPE AS OF THE STATISTICAL DISCLOSURE DATE
Loan Type	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Subsidized	4,308	$83,058,496	42.2%
Unsubsidized	4,387	113,530,079	57.8

Total	8,695	$196,588,575	100.0%

The following table provides information about the trust student loans regarding date of disbursement.

DISTRIBUTION OF THE TRUST STUDENT LOANS
BY DATE OF DISBURSEMENT AS OF
THE STATISTICAL DISCLOSURE DATE
Disbursement Date	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
September 30, 1993 and earlier	15	$812,166	0.4%
October 1, 1993 through June 30, 2006	8,680	195,776,409	99.6
July 1, 2006 and later	0	0	0.0

Total	8,695	$196,588,575	100.0%

Guaranty Agencies for the Trust Student Loans.  The eligible lender trustee has entered into a separate guarantee agreement with each of the guaranty agencies listed below, under which each of the guarantors has agreed to serve as guarantor for specified trust student loans.

The following table provides information with respect to the portion of the trust student loans guaranteed by each guarantor.

DISTRIBUTION OF THE TRUST STUDENT LOANS
BY GUARANTY AGENCY AS OF
THE STATISTICAL DISCLOSURE DATE
Name of Guaranty Agency	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
American Student Assistance	395	$6,027,671	3.1%
College Assist	1	105,050	0.1
Educational Credit Management Corporation	664	14,387,888	7.3
Great Lakes Higher Education Corporation	4,725	114,600,893	58.3
Kentucky Higher Educ. Asst. Auth.	230	3,793,622	1.9
Michigan Guaranty Agency	133	2,580,474	1.3
Oklahoma Guaranteed Stud Loan Prog	207	3,672,934	1.9
Pennsylvania Higher Education Assistance Agency	727	16,146,667	8.2
Texas Guaranteed Student Loan Corp	1,613	35,273,376	17.9
Total	8,695	$196,588,575	100.0%